UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:)    April 24, 1996


                           FINANCIAL TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                0-10756                   23-2229155
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(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)             Identification No.)

1415 Ritner Highway, P.O. Box 220, Carlisle, Pennsylvania      17013
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (717) 243-8003
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
               Not Applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
               Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
               Not Applicable

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

               (a) On April, 24, 1996, the Corporation's Board of Directors hired Beard & Company, Certified Public Accountants with its principal office at One Park Plaza, P.O. Box 311, Reading, Pennsylvania, 19603, to replace Ernst & Young LLP as the Corporation's independent accountants for 1996.

               (b) In connection with the audits conducted by Ernst & Young LLP of the Corporation for each of the two fiscal years ended December 31, 1994 and 1995 and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernest & Young LLP to make reference to the matter in their report.

               (c) Ernst & Young LLP's report on the Corporation's consolidated financial statements for fiscal years 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young LLP has been requested to furnish a letter addressed to the Securities and Exchange Commission stating that they agree with the statements made by the registrant in response to this item. Upon receipt, this letter will be filed as an amendment to this Form 8-K.

               (d) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Financial Trust Corp and unanimously approved by the Corporation's Board of Directors.

ITEM 5.   OTHER EVENTS
               Not Applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
               Not Applicable.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
               (a) Not Applicable
               (b) Not Applicable
               (c) Exhibits -- Not Applicable

ITEM 8.   CHANGE IN FISCAL YEAR
               Not Applicable.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Financial Trust Corporation
                                   -----------------------------------------
                                    (Registrant)


                                   By: /s/ Bradley S. Everly
                                      --------------------------------------
                                       (Signature)



April 30, 1996                     Bradley S. Everly
(Date)                             Senior Vice President and
                                   Chief Financial Officer